UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

PLC Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

10 Forge Park, Franklin, Massachusetts	02038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2010, PLC Medical Systems, Inc. (the “Registrant”) ended its part-time employment arrangement with Dr. Robert Rudko, Chief Scientific Officer of the Registrant, who had transitioned to his part-time role of 7.75 hours per week on April 1, 2008. Dr. Rudko remains a director of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLC SYSTEMS INC.

Date: October 4, 2010	By:	/s/ James G. Thomasch
James G. Thomasch, Senior Vice President,
Finance and Administration and Chief
Financial Officer